SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 13, 2006
REMOTE DYNAMICS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-26140	51-0352879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 301-2000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Remote Dynamics, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, that was filed with the Securities and Exchange Commission on January 20, 2006, to amend and restate Item 5.03.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 13, 2006, the Board of Directors of Remote Dynamics, Inc. (the “Company”) passed a resolution changing the Company’s fiscal year end from December 31 to August 31. Previously, on March 3, 2005, the Board of Directors of the Company had passed a resolution changing the Company’s fiscal year end from August 31 to December 31.
     With the Company’s change of fiscal year back to August 31, no transition report will be required. Accordingly, the Company intends to file quarterly reports on Form 10-Q for the fiscal quarters ending November 30, 2005, February 28, 2006, May 31, 2006 and an annual report on Form 10-K for the fiscal year ending August 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMOTE DYNAMICS, INC.
/s/ J. Raymond Bilbao
J. Raymond Bilbao
President, Chief Operating Officer and Secretary

Date: January 23, 2006